Offerings - Offering: 1	Oct. 02, 2025 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 38,326,065.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 5,867.72
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 1,502,469 Shares outstanding (approximately 25.00% of the net assets of the Fund as of June 30, 2025). The fee of $5,867.72 was paid in connection with the filing of the Schedule TO-I by SEG Partners Long/Short Equity Fund on July 1, 2025 (the “Schedule TO”). This is the final amendment to the Schedule TO and is being filed to report the results of the offer.